UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – July 24, 2014

Energy Future Holdings Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	46-2488810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Intermediate Holding Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34544	26-1191638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Competitive Holdings Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34543	75-1837355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On April 29, 2014, Energy Future Holdings Corp. (“EFH Corp.”) and the substantial majority of its direct and indirect subsidiaries, including Energy Future Intermediate Holding Company LLC (“EFIH”), Energy Future Competitive Holdings Company LLC (“EFCH”) and Texas Competitive Electric Holdings Company LLC (“TCEH” and, collectively, the “Reorganizing Entities”), but excluding Oncor Electric Delivery Holdings Company LLC and its direct and indirect subsidiaries, filed voluntary petitions for relief (the “Bankruptcy Filing”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). During the pendency of the Bankruptcy Filing (the “Chapter 11 Cases”), the Reorganizing Entities will operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

Each of EFH Corp. and EFIH is filing only the information contained in Item 1.02 and Item 8.01 of this Current Report on Form 8-K and the information contained under the heading “Cautionary Note Regarding Forward-Looking Statements.” EFCH is filing only the information contained in Item 1.02 of this Current Report on Form 8-K and the information contained under the heading “Cautionary Note Regarding Forward-Looking Statements” and is furnishing only the information contained in Item 7.01 of this Current Report on Form 8-K.

Item 1.02. Termination of a Material Definitive Agreement.

In anticipation of the Bankruptcy Filing, on April 29, 2014, the Reorganizing Entities entered into a Restructuring Support and Lock-Up Agreement (as amended, the “RSA”) with various stakeholders (the “Consenting Parties”) in order to effect an agreed upon restructuring of the Reorganizing Entities through a pre-arranged Chapter 11 plan of reorganization.

On July 24, 2014, pursuant to Section 8.06(c) of the RSA, each of EFH Corp., EFIH, EFCH, TCEH, EFIH Finance, Inc. and TCEH Finance Inc. provided a notice of termination of the RSA in accordance with its terms (the “RSA Termination”) to the Consenting Parties. The RSA Termination will be effective five business following delivery of the notice, July 31, 2014.

The Reorganizing Entities believe that the RSA has provided significant benefit to the Reorganizing Entities, including, without limitation, (a) enabling the Reorganizing Entities to obtain the support of holders of the TCEH first lien secured claims for the TCEH debtor-in-possession financing facility and the use of cash collateral for 18 months without any milestones, and (b) providing a framework for the restructuring transactions involving EFH Corp. and EFIH described in the RSA, which prompted competing proposals (including, among others, an alternative proposal from NextEra Energy, Inc.).

In cooperation with their various stakeholders, the Reorganizing Entities have focused (and will continue to focus) on formulating and implementing an effective and efficient plan of reorganization for each of the Reorganizing Entities under Chapter 11 of the Bankruptcy Code that maximizes enterprise value. Each of the Reorganizing Entities remains committed to the tax-free spin of TCEH and its subsidiaries (the “TCEH Debtors”) described in the RSA. Moreover, the TCEH first lien creditors who were party to the RSA have advised the Reorganizing Entities that, notwithstanding the RSA Termination, they intend to continue to work cooperatively with the Reorganizing Entities and other parties in interest to pursue transactions that can be achieved expeditiously, including a possible tax-free spin of the TCEH Debtors, which will maximize the value of the TCEH Debtors’ estates and resolve the Chapter 11 Cases.

The Reorganizing Entities are encouraged by the interest in EFIH and it subsidiaries, including Oncor Electric Delivery Company LLC. The Reorganizing Entities intend to conduct a court supervised bid process with respect to the restructuring of EFH and EFIH to maximize their respective enterprise values for all stakeholders. In addition, EFH and EFIH intend to continue to negotiate with each party that has submitted bids to date with respect to the reorganization of EFH and EFIH.

Item 7.01. Regulation FD Disclosure.

EFIH Second Lien Settlement

As previously disclosed, on May 9, 2014, EFIH and EFIH Finance Inc. (together with EFIH, the “Issuer”) commenced an offer (the “Offer”) to purchase the Issuer’s 11% Senior Secured Second Lien Notes due 2021 and 11.750% Senior Secured Second Lien Notes due 2022 (collectively, the “EFIH Second Lien Notes”) for cash as a voluntary settlement with respect to the Issuer’s obligations under the EFIH Second Lien Notes (such settlement, the “EFIH Second Lien Settlement”). The Offer expires at 5:00 p.m. Eastern Standard Time on July 25, 2014 (the “Expiration Time”). Due to the RSA Termination and the transactions contemplated thereunder, the Issuer will not be able to satisfy certain conditions to the Offer as of the Expiration Time or thereafter that are necessary for the consummation of the EFIH Second Lien Settlement, and the Issuer is unable to waive such conditions. As a result, the EFIH Second Lien Settlement will not be consummated after the Expiration Time, and none of the EFIH Second Lien Notes that have been tendered in the EFIH Second Lien Settlement will be accepted for purchase and no consideration will be paid or become payable to holders of EFIH Second Lien Notes who have tendered their EFIH Second Lien Notes in the EFIH Second Lien Settlement. All EFIH Second Lien Notes previously tendered and not withdrawn will be returned or credited back to their respective holders promptly after the Expiration Time. The Issuer reserves the right to commence a new tender offer, or to otherwise redeem or repurchase some or all of the outstanding EFIH Second Lien Notes, at a later date but is under no obligation to do so.

Item 8.01. Other Events.

The information set forth under Item 7.01 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements, other than statements of historical facts, are forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. Although we believe that in making any such forward-looking statement our expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and is qualified in its entirety by reference to the discussion of risk factors under Item 1A, “Risk Factors” and the discussion under Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Reports on Form 10-K (and in the corresponding sections of any subsequent Quarterly Reports on Form 10-Q) filed by each of EFH Corp., EFIH and EFCH and the following important factors, among others, that could cause actual results to differ materially from those projected in such forward-looking statements:

•	our ability to obtain the approval of the Bankruptcy Court with respect to motions filed in the Chapter 11 Cases, including such approvals not being overturned on appeal or being stayed for any extended period of time;

•	the effectiveness of the overall restructuring activities pursuant to the Bankruptcy Filing and any additional strategies we employ to address our liquidity and capital resources;

•	the terms and conditions of any reorganization plan that is ultimately approved by the Bankruptcy Court;

•	the actions and decisions of creditors, regulators and other third parties that have an interest in the bankruptcy proceedings;

•	the duration of the bankruptcy proceedings; and

•	restrictions on us due to the terms of debtor-in-possession financing facilities and restrictions imposed by the Bankruptcy Court.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for us to predict all of them; nor can we assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. As such, you should not unduly rely on such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

/s/ Stanley J. Szlauderbach
Name:	Stanley J. Szlauderbach
Title:	Senior Vice President & Controller

ENERGY FUTURE INTERMEDIATE HOLDING COMPANY LLC

/s/ Stanley J. Szlauderbach
Name:	Stanley J. Szlauderbach
Title:	Senior Vice President & Controller

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY LLC

/s/ Stanley J. Szlauderbach
Name:	Stanley J. Szlauderbach
Title:	Senior Vice President & Controller

Dated: July 24, 2014